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                                                                    EXHIBIT 99.1

        TRIDENT ANNOUNCES RESTRUCTURING OF OPERATIONS AND CONFERENCE CALL

Sunnyvale, Calif. --- June 12, 2003: Trident Microsystems, Inc. (NASDAQ: TRID), a leading provider of semiconductor solutions to the videographics, multimedia and digital television markets, today announced a significant restructuring of its operations involving both the Company's Graphics and Digital Media businesses. Trident's Graphic division will be merged with XGI, the graphics unit previously spun off from Silicon Integrated System Corp (SiS). XGI will be capitalized through cash infusion from outside investors. In a separate transaction, the Company's Digital Media Division (DM) will be merged with Tridents' subsidiary, Trident Technologies, Inc. (TTI) in Taiwan, to strengthen and extend the company's digital TV business.

"This restructuring will position Trident as one of the leading contenders in the emerging digital media space and put the company on track to return to profitability," said Frank Lin, President and CEO of Trident. "By merging our graphics business into XGI, all Trident's business deals and commitment to its customers and partners can be satisfied by XGI. Trident will also have the opportunity to participate in the upside from the new graphics entity. As a result, Trident will be able to focus its resources on its restructured DM business as well as focus on other challenges and opportunities in the rapidly growing digital media market."

CREATING A GRAPHICS SEMICONDUCTOR CONTENDER

The newly formed XGI will combine the operating assets and intellectual property of Trident's and XGI' graphics businesses. "By combining Trident's strength in the mobile graphics market with XGI' leading presence in the desktop market, XGI will merge the complementary strengths of both companies to effectively attack the graphics market. These combined strengths, together with a strategic alliance with SiS' core logic business and new capitalization from new investors should create a formidable power in both the mobile and desktop graphics markets," said Michael Chen, Chairman of the board of XGI and President and CEO of SiS.

Other key highlights of the transaction include:

      - Trident will initially own 30% of XGI when the transaction is completed.

      - XGI's new management team will also consist of Trident's graphics management team

This transaction will close as soon as all the closing conditions are satisfied, expected to be prior to July 1, 2003.
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ACCELERATING THE MOMENTUM OF THE DM BUSINESS

"I am also pleased to announce that we have decided to merge our subsidiary, Trident Technologies, Inc. (TTI) in Taiwan with our Digital Media business unit to form a new DM organization which will retain the name TTI. By merging Trident's DM division with Trident's existing TTI subsidiary, the new DM organization strengthens Trident's existing DM division and realizes several product, customer and infrastructure synergies," Frank Lin commented. "Additionally, we believe we can enhance our position to compete effectively in the burgeoning Progressive TV, LCDTV, PDP, HDTV and Digital Set-top Box markets. With the graphics business spun off, by combining resources with existing TTI subsidiary, our Digital Media business can now aggressively focus on developing more exciting new products in this emerging business." Other key highlights of the transaction include:

      - Trident, which currently owns 68% of existing TTI subsidiary, will own an 90% equity interest in the new DM organization.

      - Trident will transfer $10 million's worth of UMC stock to the new DM organization to fund working capital obligations.

      - The existing TTI subsidiary's video controller products and Asia-based sales and technical supporting force will be combined with the DM division's DPTV chip business.

      - The new management team for the new DM organization will consist of Trident's US DM management team.

      - The new DM organization will also be in a position to seek a separate IPO in either Taiwan or the US.

This restructuring is expected to be completed before the end of June.

Going forward, Trident will continue to be actively involved in overseeing the operations of TTI as well as focus on the operations of its subsidiary in China, Trident Multimedia Technologies (Shanghai) Co., Ltd. (TMT), which will serve as the focal point to promote Trident's products in China. Over the past few years, Trident has established a strong and powerful VLSI design team in TMT. This VLSI team will not only provide VLSI IPs and integrated design services to TTI and XGI, but will also utilize Trident's existing graphics and digital media IPs to develop products outside the PC and TV spaces, such as those for cell phones and PDAs, and other products in the consumer field. We believe, by restructuring our operations and combining the technical strength of Trident and its subsidiaries, Trident will emerge once again as a leading player in the semiconductor industry.

THE COMPANY ALSO ANNOUNCED THAT IT WILL HOLD A CONFERENCE CALL TO DISCUSS THE RESTRUCTURING, WHICH WILL OCCUR ON THURSDAY, JUNE 12, 2003 AT 2:30 P.M. PACIFIC TIME (5:30 P.M. EASTERN TIME). SHAREHOLDERS MAY PARTICIPATE IN THE CALL BY CALLING 800-482-5519 (U.S.), OR 303-224-6999 (INTERNATIONAL) CONFERENCE ID NUMBER 172606.
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A REPLAY OF THE CONFERENCE CALL WILL BE AVAILABLE APPROXIMATELY TWO HOURS
FOLLOWING THE CONFERENCE CALL UNTIL MIDNIGHT PT, ON JUNE 19, 2003, AND CAN BE ACCESSED BY CALLING 888-852-5733 USING ACCESS CODE 172606.

FORWARD-LOOKING INFORMATION

This press release contains forward-looking statements, including statements which use the words "believe", "intends", "potential", "anticipate", and similar words. The forward-looking statements above are subject to certain risks and actual results could vary materially depending on a number of factors. These risks include that one or the other of the transactions will not be completed in a timely manner, or at all, or that once completed the restructuring will not produce the anticipated results due to a variety of factors including failure to integrate operations effectively, or continuing competitive challenges and a difficult economic climate. Additional factors that may affect the Company's business are described in detail in the Company's filings with the Securities and Exchange Commission.

ABOUT TRIDENT MICROSYSTEMS, INC.

Trident Microsystems, Inc., with headquarters in Sunnyvale, California, designs, develops and markets digital media for the masses in the form of graphics controllers and multimedia integrated circuits for both notebook and desktop PCs. Trident's products are sold through a network of OEMs, original design manufacturers and system integrators worldwide. For further information about Trident and its products, please consult the Company's web site: http://www.tridentmicro.com.

ABOUT XGI TECHNOLOGY INC.

XGI Technology was founded on May 26, 2003. The corporate headquarter and design center are in Hsin-Chu, and the sales and marketing office is in Taipei, Taiwan. The company's management and R&D team are from the former SiS Multimedia Product Division. The company is led by the President and CEO of SiS, as Chairman of the board of XGI; and by the former VP of SiS Multimedia Product Division, as President and CEO of XGI. Based on the foundation of SiS Multimedia Product Division, many professionals in the field have also joined the venture to create a world-class graphics vendor focused on providing the most innovative graphic processor available.

ABOUT SILICON INTEGRATED SYSTEMS CORP. (SIS)

Silicon Integrated Systems Corp. (SiS) is a worldwide leader in the development, manufacturing and marketing of leading-edge logic products, including core logic, multimedia, connectivity, and information appliance. The company was founded in 1987 in the Hsin-Chu Science-based Industrial Park in Taiwan and has been listed on the Taiwan Stock Exchange (TSE2363) since August 1997. SiS combines professional chip design with advanced semiconductor manufacturing technologies. For more information, please visit www.sis.com.

FOR PRESS RELEASES:
Tel:  (408) 991-8090
                                                EMAIL: INVESTOR@TRIDENTMICRO.COM
Web site: http://www.tridentmicro.com